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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 12, 2005

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                    000-28863                 84-1331134
          -------                    ---------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification Number)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 894-9700
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the fact that we do not control the performance of third parties with whom we have contracts, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 11, 2005,the Company filed a Current Report on Form 8-K (File No. 000-28863), reporting Entry into a Material Definitive Agreement under
Item 1.01 that on January 5, 2005 the Company entered into a Preferred Stock Restriction Agreement (the "Agreement") with James LLC (the "James") pursuant to which the Company and James have agreed to restrictions on the disposition of the Company's Series D Cumulative Convertible Preferred Stock (the "SERIES D") and those shares of the Company's common stock, par value $0.0001 per share, issuable upon conversion of the Series D. On January 12, 2005, the Agreement was amended to provide that the Agreement shall terminate in the event that a closing of the transaction referenced in Item 7.01 the Company's Current Report on Form 8-K filed on December 30, 2004 (File No. 000-28863), does not occur on or before February 28, 2005. All other terms of the Agreement remain as previously stated.

A form of the amendment, is filed herewith as Exhibit 99.1. A copy of the original Agreement was filed as Exhibit 99.1 with our Current Report on Form 8-k filed on January 12, 2005 (File No. 000-28863), and is incorporated by reference herein as exhibit 99.2.



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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

----------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.           Description             Filed with                  Incorporated by reference
                                               this 8-k
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                 Form            Filing Date         Exhibit No.
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1        Form of Preferred Stock                x
            Restriction Agreement Amendment
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2        Preferred Stock Restriction                           8-K          January 11, 2005         99.1
            Agreement
----------- --------------------------------- ------------ ------------------ ------------------- ------------------

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.



                                             By: /s/ Robert Tarini
                                                 -------------------------------
                                                 Robert Tarini
                                                 Chief Executive Officer




Date: January 12, 2005


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EXHIBIT INDEX

----------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.           Description             Filed with                  Incorporated by reference
                                               this 8-k
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                 Form            Filing Date         Exhibit No.
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1        Form of Preferred Stock                x
            Restriction Agreement Amendment
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2        Preferred Stock Restriction                           8-K          January 11, 2005         99.1
            Agreement
----------- --------------------------------- ------------ ------------------ ------------------- ------------------

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